Exhibit 10.49

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

SEVENTH AMENDMENT OF THE RESEARCH AND COMMERCIAL LICENSE OPTION AGREEMENT

The Parties to the Research and Commercial License Option Agreement of October 1, 2005 as previously amended (“Agreement”), Sangamo BioSciences, Inc., a Delaware corporation having its principal place of business at Point Richmond Tech Center, 501 Canal Boulevard, Suite A100, Richmond, California 94804 (“Sangamo”), and Dow AgroSciences LLC, a Delaware limited liability company having its principal place of business at 9330 Zionsville Road, Indianapolis, IN 46268 (“DAS”), hereby further amend the Agreement as follows:

A. Section 8.3 (b) of the Agreement is hereby further amended to add the following subsection “(iii)”:

(iii) Additional Research during 2011-2012 portion of Subsequent Resarch Term

a. DAS and Sangamo agree to carry out, subject to 8.3(b)(iii) e, the two additional research projects described in attached documents titled “[***],” and “[***]”

b. 2011 funding for these additional projects is $[***]. DAS will pay this amount in four equal payments of $[***], due on January 1, April 1, July 1, and October 1 of 2011.

c. 2012 funding for these two projects is $[***]. DAS will pay this amount in four equal payments of $[***], due on January 1, April 1, July 1, and October 1 of 2012.

d. Sangamo will send invoices and DAS will pay within thiry (30) days of receiving each invoice.

e. DAS may cancel any part of the work to be carried out under Section 8.3(b)(ii) on ninety (90) days written notice.

B. Except as amended hereby or pursuant to other duly made amendments, the Agreement shall remain in full force and effect. Those amendments made herein shall be effective as of the Sixth Amendment Effective Date.

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

IN WITNESS WHEREOF, the Parties have executed this Second Amendment of the Research and Commercial License Option Agreement in duplicate originals by their proper officers as of December 3,2010 (“Seventh Amendment Effective Date”).

AGREED TO AND ACCEPTED BY:

Sangamo Biosciences, Inc.		Dow AgroSciences LLC

By:	/S/ H. Ward Wolff	By:	/S/ Antonio Galindez

Antonio Galindez
Title:	EVP& CFO	President and CEO

Date:	12/17/10	Date:	December 14, 2010

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